UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Arcosa, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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The following email communication was sent to employees of Arcosa, Inc. on June 22, 2026:

Subject: Arcosa Enters into Definitive Agreement to be Acquired by CRH

Dear Colleagues,

This morning we announced that Arcosa has entered into a definitive agreement to be acquired by CRH. This is a significant milestone in our company's evolution, and it is a direct result of this team’s hard work, dedication, and contributions over many years.

Our Path to Get Here

When we became a stand-alone public company, we set out to grow in attractive markets, simplify our portfolio, and reduce cyclicality, all while strengthening our margins and building a more resilient Arcosa. Following the Barge divestiture, we sharpened our focus on our Construction Products and Engineered Structures businesses, where market demand remains strong. Our strong execution has led to consistent performance and record financial results. Today's announcement recognizes what we have accomplished together and the strength of the company we have built.

Our Path Forward

CRH is the leading provider of building materials and infrastructure solutions, with an established track record of serving customers, supporting critical infrastructure projects and prioritizing safety and operational excellence. With CRH’s resources and expertise, we will be even better positioned for continued growth, while continuing to deliver for our customers. And as part of a highly diversified and well-resourced organization, we expect this combination to create new opportunities for our people to develop and expand their careers over time.

We are pleased to reach this agreement, and today's announcement marks the first step in an exciting journey ahead. We expect this transaction to close in Q1 2027, subject to approval by our shareholders and customary closing conditions. Until then, Arcosa and CRH will continue to operate as separate, independent companies. For now, operations remain business as usual. Please continue executing on our priorities and delivering on our goals, exactly as you have always done.

There are many aspects that are still unknown, and we recognize you will have questions about what this means and the path forward. To help address initial questions, we have posted an FAQ on the intranet and commit to updating communications in the very near future.

I am extremely proud of this team and everything we have accomplished. This milestone reflects the strength of our businesses, our people, our operations, and the markets we serve, and I am confident the next chapter with CRH will build on that foundation. Thank you, as always, for your dedication and commitment.

Sincerely,

Antonio Carillo

President & Chief Executive Officer

Arcosa, Inc.

Additional Information Regarding the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the transactions contemplated by the Agreement and Plan of Merger among Arcosa, Inc. (“Arcosa” or the “Company”), CRH Americas, Inc., a Delaware corporation (“Parent”), and Neon Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger”). In connection with the Merger and with the solicitation of proxies for the special meeting of stockholders, the Company will file with the SEC the Proxy Statement, and the Company may file other relevant materials with the SEC. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or mail to its stockholders in connection with the Merger. BEFORE MAKING ANY INVESTMENT OR VOTING DECISION, INVESTORS AND SECURITYHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, FILED OR THAT WILL BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive Proxy Statement will be sent to the Company’s stockholders. Investors and securityholders will be able to obtain the Proxy Statement free of charge from the SEC’s website or from the Company. The documents filed by the Company with the SEC may be obtained free of charge on the Company’s website at the Investor Relations section of https://ir.arcosa.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them from Investor Relations by email at InvestorResources@arcosa.com, or by telephone at 972.942.6500. The information included on, or accessible through, the Company’s website is not incorporated by reference into, and does not form a part of, this communication.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from Company stockholders in connection with the Merger. Additional information regarding the directors and executive officers of the Company, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC when they become available, and may be found in the Company’s definitive proxy statement for its 2026 annual meeting of stockholders, its Annual Report on Form 10-K for the year ended December 31, 2025, and subsequently filed statements of beneficial ownership on Forms 3, 4 and 5. These documents are or will be available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statements Regarding Forward-Looking Statements

Some statements in this communication, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements also constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the Merger. Forward-looking statements often contain words such as “may,” “can,” “could,” “would,” “should,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “believes,” “seeks,” “will,” “is likely to,” “continue,” “forecast,” “aim,” “goal,” “target,” “project,” “projection,” “potential” or similar expressions, or the negative or plural of these words, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s current expectations, forecasts and assumptions, are not guarantees of future performance and could ultimately prove inaccurate. They involve a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: (i) the ability of the parties to complete the Merger on the anticipated terms and timing, or at all; (ii) the satisfaction or waiver of the conditions to the completion of the Merger, including obtaining the required approval from Arcosa’s stockholders and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the Merger and may decline if the Merger is not completed; (iv) the possibility that competing offers will be made; (v) potential litigation relating to the Merger that could be instituted against the Company or its directors or officers, including the delay, expense or other effects of any outcomes related thereto; (vi) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (vii) the ability of the Company to retain, motivate and hire key personnel; (viii) the diversion of management’s time and attention from ordinary course business operations to completion of the Merger; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the Merger; (x) legislative, regulatory and economic developments; (xi) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) the unpredictability and severity of catastrophic events, including acts of terrorism, outbreaks or escalations of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unexpected costs, liabilities or delays associated with the transaction; (xiv) the response of competitors to the transaction; (xv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; and (xvi) the risks and uncertainties pertaining to the Company’s business, including those detailed under “Risk Factors” and the “Forward-Looking Statements” section of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in the Company’s subsequent filings with the SEC. There can be no assurance that the Merger will in fact be consummated in the manner described or at all. Stockholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date hereof. It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete. The Company undertakes no obligation to update, amend or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.